UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

  Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Blonder Tongue Laboratories, Inc. (the “Company”) is filing this Current Report on Form 8-K to report that it will be relying on the Securities and Exchange Commission’s Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements For Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) due to circumstances related to COVID-19. The Order supersedes a similar order issued by the Securities and Exchange Commission’s on March 4, 2020.

The COVID-19 pandemic and related events have resulted in the Company’s management devoting significant time and attention to assessing the potential impact of COVID-19 and those events on the Company’s operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing all of the tasks necessary to file the Annual Report by its March 30, 2020 due date.

Accordingly, in reliance upon the Order, the Company is delaying the filing of its Annual Report. The Company expects to file its Annual Report no later than 45 days after March 30, 2020.

On March 26, 2020, the Company also issued a press release announcing the postponement of its previously announced release of its fourth quarter and fiscal year 2019 earnings results, originally scheduled for Friday, March 27, 2020 prior to market opening and the related teleconference, originally scheduled for Friday, March 27, 2020 at 11:00 a.m. Eastern Time.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company is supplementing its risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q with the following risk factor:

Our financial condition and results of operations could be adversely affected by health events such as the recent Coronavirus or COVID-19 outbreak.

Our business could be materially and adversely affected by epidemics and pandemic outbreaks, including outbreaks of the Coronavirus or COVID-19.  The recent outbreak in China of COVID-19, which has been declared by the World Health Organization to be a “pandemic,” has spread to many countries, including the United States, and is impacting domestic and worldwide economic activity.  A public health epidemic or pandemic, including COVID-19, poses the risk that the Company or its employees, customers, suppliers and other business partners may be prevented from conducting business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities.  There are developments regarding the COVID-19 outbreak on a daily basis that may impact our customers, employees and business partners.  As a result, it is not possible at this time to estimate the impact COVID-19 could have on the Company's business.  However, the continued spread of COVID-19 and actions taken by our customers, suppliers and business partners, actions we take to protect the health and welfare of our employees, and measures taken by governmental authorities in response to COVID-19 could disrupt our manufacturing activities, the shipment of our products, the supply chain and purchasing decisions of our customers.  The Company has begun to experience what is currently expected to be a near-term reduction in sales as a result of the decreased business activities of our customers related to the COVID-19 outbreak, and it is unclear when or whether our customers will resume their activities at a level where our sales to them will return to historical levels.  In addition, government officials in our region have imposed measures and are considering additional measures that restrict both “non-essential” and possibly some “essential” business activities, and if such restrictions continue in place or are expanded, it is possible that we would not be able to continue all or a portion of our manufacturing, shipping and billing operations. Similar restrictions affecting the places where our customers do business would likely further reduce their business activities. These and other developments may have a material adverse impact on our business.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

The information set forth above includes “forward-looking” statements and accordingly, the cautionary statements contained in Blonder Tongue’s Annual Report and Form 10-K for the year ended December 31, 2018 (See Item 1: Business, Item 1A: Risk Factors, Item 3: Legal Proceedings and Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission are incorporated herein by reference. The words “believe”, “expect”, “anticipate”, “project”, “target”, “intend”, “plan”, “seek”, “estimate”, “endeavor”, “should”, “could”, “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, our anticipated growth trends in our business and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Blonder Tongue’s actual results may differ from the anticipated results or other expectations expressed in Blonder Tongue’s “forward-looking” statements.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated March 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

/s/ Eric Skolnik
Eric Skolnik Senior Vice President and Chief Financial Officer

Date: March 26, 2020

3